SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 26, 2021

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

 Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2021, the Board of Directors (the “Board”) of Ionis Pharmaceuticals, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Bylaws”), effective immediately, to revise the forum selection provision for the adjudication of certain disputes.  The revised provision, as set forth in Article XV of the Bylaws, provides that the U.S. federal district courts will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.  The revised provision also sets forth additional claims or causes of action that are subject to the jurisdiction of the Court of Chancery of the State of Delaware.

The description of the Bylaws set forth above is qualified in its entirety by reference to the full and complete Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 26, 2021, the Board approved an amendment to the Company’s Code of Ethics, effective immediately.  The purposes of the amendment to the Code of Ethics were to improve its readability and organization, to make it more aligned with the Company’s culture and corporate messaging, and to address commercial topics relevant to the Company following the Company’s acquisition of Akcea Therapeutics, Inc.  Additionally, the appendix to the Code of Ethics related to the Foreign Corrupt Practices Act (“FCPA”) was removed from the amended Code of Ethics, as the Company now has a stand-alone policy with respect to FCPA matters.

The description of the amended Code of Ethics set forth above is qualified in its entirety by reference to the full and complete amended Code of Ethics, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws.

14.1	Code of Ethics.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: March 26, 2021	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Legal, General Counsel and Chief Compliance Officer